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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT




                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)               February 27, 1997





                             HAWAIIAN AIRLINES, INC.
             (Exact name of registrant as specified in its charter)



            HAWAII                   1-8836                    99-0042880
(State or other jurisdiction       (Commission              (I.R.S. employer
     of incorporation)             file number)            identification no.)


      3375 Koapaka Street, Suite G350
               Honolulu, HI                                     96819-1869
  (Address of principal executive offices)                      (Zip code)


Registrant's telephone number, including area code:  (808) 835-3700

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ITEM 5.   OTHER EVENTS.

          A copy of Hawaiian Airlines, Inc.'s (the "Company") press release dated February 27, 1997, announcing the resignation of President and Chief Executive Officer, Bruce R. Nobles and the appointment of Paul
          J. Casey to succeed him, is filed as an exhibit to this Current Report on Form 8-K.

ITEM 7.   FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c)  Exhibits.

               Exhibit 99.1   Press Release dated February 27, 1997.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          HAWAIIAN AIRLINES, INC.



Dated:    March 4, 1997                   By  /s/ JOHN L. GARIBALDI
                                              --------------------------------
                                              John L. Garibaldi
                                              Executive Vice President-Finance
                                              and Chief Financial Officer
                                              (Principal Financial and
                                              Accounting Officer)


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